                                                                 EXHIBIT 10.5(c)

                                                                GULF SOUTH 29865

                                                               [GULF SOUTH LOGO]

March 05, 2003

Atmos Energy Corporation
1515 Poydras St., Suite 2[ILLEGIBLE]80
New Orleans, LA 70112

Arm: Shawn Audibert

Re: No Notice and Interruptible Transportation Service Agreement between GULF SOUTH PIPELINE COMPANY, LP and
       ATMOS ENERGY CORPORATION

Dear Shawn:

As a result of the DUNS Number change from 031196988 to 10820324., Gulf Soml has been required to modify the Contract Number of the referenced agreements as follows:

Old Contract #              New Contract #           Type of Service
--------------              -------------            ---------------
  29267                       29865               No Notice Service (NNS)
  29119                       29864             Interruptible Transportation (ITS)

All terms of the referenced agreements remain as previously agreed between the parties. This action has been required purely for administrative purposes.
These changes are effective as of March 1, 2003. Please utilize the new contract numbers for all future activity. Thank you for your consideration to this matter.

Should you have any questions, please do not hesitate to give me a call a: (713) 544 - 1783.

Sincerely,

/s/ Larry Tape
Larry Tape
Account Manager
Customer Service